The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class

INTECH Emerging Markets Managed Volatility Fund $1,177

INTECH Global Income Managed Volatility Fund $241

INTECH International Managed Volatility Fund $17

INTECH U.S. Core Fund $0

INTECH U.S. Managed Volatility Fund $47

Janus Adaptive Global Allocation Fund $1

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $17,998

Janus Global Allocation Fund - Conservative $109

Janus Global Allocation Fund - Growth $39

Janus Global Allocation Fund - Moderate $134

Janus Global Bond Fund $322

Janus Global Unconstrained Bond Fund $2,144

Janus High-Yield Fund $8,061

Janus Multi-Sector Income Fund $254

Janus Real Return Fund $126

Janus Short-Term Bond Fund $1,588

Perkins Large Cap Value Fund $46

Perkins Mid Cap Value Fund $1,699

Perkins Select Value Fund $0

Perkins Small Cap Value Fund $107

Perkins Value Plus Income Fund $128

C-Class

INTECH Emerging Markets Managed Volatility Fund $20

INTECH Global Income Managed Volatility Fund $77

INTECH International Managed Volatility Fund $6

INTECH U.S. Core Fund $0

INTECH U.S. Managed Volatility Fund $13

Janus Adaptive Global Allocation Fund $1

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $6,428

Janus Global Allocation Fund - Conservative $114

Janus Global Allocation Fund - Growth $29

Janus Global Allocation Fund - Moderate $60

Janus Global Bond Fund $65

Janus Global Unconstrained Bond Fund $824

Janus High-Yield Fund $2,592

Janus Multi-Sector Income Fund $107

Janus Real Return Fund $60

Janus Short-Term Bond Fund $206

Perkins Large Cap Value Fund $22

Perkins Mid Cap Value Fund $501

Perkins Select Value Fund $0

Perkins Small Cap Value Fund $0

Perkins Value Plus Income Fund $90

D-Class

INTECH Emerging Markets Managed Volatility Fund $9,709

INTECH Global Income Managed Volatility Fund $575

INTECH International Managed Volatility Fund $15

INTECH U.S. Core Fund $366

INTECH U.S. Managed Volatility Fund $19

Janus Adaptive Global Allocation Fund $3

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $17,271

Janus Global Allocation Fund - Conservative $2,185

Janus Global Allocation Fund - Growth $2,348

Janus Global Allocation Fund - Moderate $2,611

Janus Global Bond Fund $192

Janus Global Unconstrained Bond Fund $347

Janus High-Yield Fund $18,686

Janus Multi-Sector Income Fund $396

Janus Real Return Fund $212

Janus Short-Term Bond Fund $2,318

Perkins Large Cap Value Fund $533

Perkins Mid Cap Value Fund $11,130

Perkins Select Value Fund $39

Perkins Small Cap Value Fund $593

Perkins Value Plus Income Fund $597

I-Class

INTECH Emerging Markets Managed Volatility Fund $3,366

INTECH Global Income Managed Volatility Fund $266

INTECH International Managed Volatility Fund $895

INTECH U.S. Core Fund $257

INTECH U.S. Managed Volatility Fund $312

Janus Adaptive Global Allocation Fund $3

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $145,434

Janus Global Allocation Fund - Conservative $44

Janus Global Allocation Fund - Growth $73

Janus Global Allocation Fund - Moderate $50

Janus Global Bond Fund $644

Janus Global Unconstrained Bond Fund $29,773

Janus High-Yield Fund $14,406

Janus Multi-Sector Income Fund $315

Janus Real Return Fund $89

Janus Short-Term Bond Fund $6,517

Perkins Large Cap Value Fund $574

Perkins Mid Cap Value Fund $14,495

Perkins Select Value Fund $436

Perkins Small Cap Value Fund $2,325

Perkins Value Plus Income Fund $84

L-Class

Perkins Mid Cap Value Fund $142

Perkins Small Cap Value Fund $1,643

N-Class

INTECH U.S. Core Fund $0

INTECH U.S. Managed Volatility Fund $328

Janus Adaptive Global Allocation Fund $155

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $16,828

Janus Global Bond Fund $4,538

Janus Global Unconstrained Bond Fund $97

Janus High-Yield Fund $1,019

Janus Multi-Sector Income Fund $109

Janus Short-Term Bond Fund $505

Perkins Large Cap Value Fund $1,211

Perkins Mid Cap Value Fund $2,042

Perkins Small Cap Value Fund $1,769

R-Class

Janus Flexible Bond Fund $862

Janus Global Unconstrained Bond Fund $4

Janus High-Yield Fund $79

Perkins Mid Cap Value Fund $585

Perkins Small Cap Value Fund $10

S-Class

INTECH Emerging Markets Managed Volatility Fund $309

INTECH Global Income Managed Volatility Fund $5

INTECH International Managed Volatility Fund $1

INTECH U.S. Core Fund $0

INTECH U.S. Managed Volatility Fund $19

Janus Adaptive Global Allocation Fund $2

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $1,681

Janus Global Allocation Fund - Conservative $13

Janus Global Allocation Fund - Growth $21

Janus Global Allocation Fund - Moderate $22

Janus Global Bond Fund $3

Janus Global Unconstrained Bond Fund $12

Janus High-Yield Fund $123

Janus Multi-Sector Income Fund $80

Janus Real Return Fund $29

Janus Short-Term Bond Fund $27

Perkins Large Cap Value Fund $3

Perkins Mid Cap Value Fund $1,699

Perkins Select Value Fund $0

Perkins Small Cap Value Fund $177

Perkins Value Plus Income Fund $47

T-Class

INTECH Emerging Markets Managed Volatility Fund $1,423

INTECH Global Income Managed Volatility Fund $346

INTECH International Managed Volatility Fund $20

INTECH U.S. Core Fund $65

INTECH U.S. Managed Volatility Fund $346

Janus Adaptive Global Allocation Fund $2

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $38,612

Janus Global Allocation Fund - Conservative $330

Janus Global Allocation Fund - Growth $209

Janus Global Allocation Fund - Moderate $247

Janus Global Bond Fund $197

Janus Global Unconstrained Bond Fund $4,527

Janus High-Yield Fund $65,811

Janus Multi-Sector Income Fund $479

Janus Real Return Fund $104

Janus Short-Term Bond Fund $18,092

Perkins Large Cap Value Fund $48

Perkins Mid Cap Value Fund $25,414

Perkins Select Value Fund $5

Perkins Small Cap Value Fund $3,343

Perkins Value Plus Income Fund $55

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class

INTECH Emerging Markets Managed Volatility Fund $0.0785

INTECH Global Income Managed Volatility Fund $0.3018

INTECH International Managed Volatility Fund $0.0504

INTECH U.S. Core Fund $0.0004

INTECH U.S. Managed Volatility Fund $0.0292

Janus Adaptive Global Allocation Fund $0.0205

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.2583

Janus Global Allocation Fund - Conservative $0.1156

Janus Global Allocation Fund - Growth $0.1331

Janus Global Allocation Fund - Moderate $0.1263

Janus Global Bond Fund $0.0084

Janus Global Unconstrained Bond Fund $0.1317

Janus High-Yield Fund $0.4469

Janus Multi-Sector Income Fund $0.4109

Janus Real Return Fund $0.3122

Janus Short-Term Bond Fund $0.0321

Perkins Large Cap Value Fund $0.2057

Perkins Mid Cap Value Fund $0.2036

Perkins Select Value Fund $0.0445

Perkins Small Cap Value Fund $0.0573

Perkins Value Plus Income Fund $0.2303

C-Class

INTECH Emerging Markets Managed Volatility Fund $0.0041

INTECH Global Income Managed Volatility Fund $0.2226

INTECH International Managed Volatility Fund $0.0603

INTECH U.S. Core Fund $0.0000

INTECH U.S. Managed Volatility Fund $0.0136

Janus Adaptive Global Allocation Fund $0.0053

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.1874

Janus Global Allocation Fund - Conservative $0.0722

Janus Global Allocation Fund - Growth $0.0729

Janus Global Allocation Fund - Moderate $0.0705

Janus Global Bond Fund $0.0050

Janus Global Unconstrained Bond Fund $0.0935

Janus High-Yield Fund $0.3952

Janus Multi-Sector Income Fund $0.3477

Janus Real Return Fund $0.2440

Janus Short-Term Bond Fund $0.0114

Perkins Large Cap Value Fund $0.1457

Perkins Mid Cap Value Fund $0.1013

Perkins Select Value Fund $0.0000

Perkins Small Cap Value Fund $0.000

Perkins Value Plus Income Fund $0.1526

D-Class

INTECH Emerging Markets Managed Volatility Fund $0.0862

INTECH Global Income Managed Volatility Fund $0.3223

INTECH International Managed Volatility Fund $0.1167

INTECH U.S. Core Fund $0.0260

INTECH U.S. Managed Volatility Fund $0.0302

Janus Adaptive Global Allocation Fund $0.0220

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.2799

Janus Global Allocation Fund - Conservative $0.1397

Janus Global Allocation Fund - Growth $0.1540

Janus Global Allocation Fund - Moderate $0.1494

Janus Global Bond Fund $0.0092

Janus Global Unconstrained Bond Fund $0.1315

Janus High-Yield Fund $0.4634

Janus Multi-Sector Income Fund $0.4295

Janus Real Return Fund $0.3241

Janus Short-Term Bond Fund $0.0370

Perkins Large Cap Value Fund $0.2377

Perkins Mid Cap Value Fund $0.2806

Perkins Select Value Fund $0.2425

Perkins Small Cap Value Fund $0.1712

Perkins Value Plus Income Fund $0.2425

I-Class

INTECH Emerging Markets Managed Volatility Fund $0.1015

INTECH Global Income Managed Volatility Fund $0.3306

INTECH International Managed Volatility Fund $0.1171

INTECH U.S. Core Fund $0.0433

INTECH U.S. Managed Volatility Fund $0.0381

Janus Adaptive Global Allocation Fund $0.0294

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.2842

Janus Global Allocation Fund - Conservative $0.1443

Janus Global Allocation Fund - Growth $0.1658

Janus Global Allocation Fund - Moderate $0.1568

Janus Global Bond Fund $0.0096

Janus Global Unconstrained Bond Fund $0.1443

Janus High-Yield Fund $0.4701

Janus Multi-Sector Income Fund $0.4424

Janus Real Return Fund $0.3343

Janus Short-Term Bond Fund $0.0397

Perkins Large Cap Value Fund $0.2417

Perkins Mid Cap Value Fund $0.2742

Perkins Select Value Fund $0.0773

Perkins Small Cap Value Fund $0.1610

Perkins Value Plus Income Fund $0.2487

L-Class

Perkins Mid Cap Value Fund $0.2572

Perkins Small Cap Value Fund $0.1993

N-Class

INTECH U.S. Core Fund $0.0516

INTECH U.S. Managed Volatility Fund $0.0413

Janus Adaptive Global Allocation Fund $0.0293

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.2964

Janus Global Bond Fund $0.0100

Janus Global Unconstrained Bond Fund $0.1459

Janus High-Yield Fund $0.4765

Janus Multi-Sector Income Fund $0.4429

Janus Short-Term Bond Fund $0.0413

Perkins Large Cap Value Fund $0.2615

Perkins Mid Cap Value Fund $0.3117

Perkins Small Cap Value Fund $0.2059

R-Class

Janus Flexible Bond Fund $0.2181

Janus Global Unconstrained Bond Fund $0.1077

Janus High-Yield Fund $0.4145

Perkins Mid Cap Value Fund $0.1462

Perkins Small Cap Value Fund $0.0131

S-Class

INTECH Emerging Markets Managed Volatility Fund $0.0617

INTECH Global Income Managed Volatility Fund $0.3115

INTECH International Managed Volatility Fund $0.0928

INTECH U.S. Core Fund $0.0000

INTECH U.S. Managed Volatility Fund $0.0137

Janus Adaptive Global Allocation Fund $0.0172

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.2448

Janus Global Allocation Fund - Conservative $0.0848

Janus Global Allocation Fund - Growth $0.1160

Janus Global Allocation Fund - Moderate $0.1030

Janus Global Bond Fund $0.0095

Janus Global Unconstrained Bond Fund $0.1250

Janus High-Yield Fund $0.4378

Janus Multi-Sector Income Fund $0.4221

Janus Real Return Fund $0.3301

Janus Short-Term Bond Fund $0.0303

Perkins Large Cap Value Fund $0.2141

Perkins Mid Cap Value Fund $0.1958

Perkins Select Value Fund $0.0474

Perkins Small Cap Value Fund $0.0723

Perkins Value Plus Income Fund $0.2499

T-Class

INTECH Emerging Markets Managed Volatility Fund $0.0863

INTECH Global Income Managed Volatility Fund $0.3154

INTECH International Managed Volatility Fund $0.1055

INTECH U.S. Core Fund $0.0099

INTECH U.S. Managed Volatility Fund $0.0299

Janus Adaptive Global Allocation Fund $0.0232

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.2715

Janus Global Allocation Fund - Conservative $0.1375

Janus Global Allocation Fund - Growth $0.1491

Janus Global Allocation Fund - Moderate $0.1452

Janus Global Bond Fund $0.0089

Janus Global Unconstrained Bond Fund $0.1348

Janus High-Yield Fund $0.4571

Janus Multi-Sector Income Fund $0.4268

Janus Real Return Fund $0.3346

Janus Short-Term Bond Fund $0.0341

Perkins Large Cap Value Fund $0.2206

Perkins Mid Cap Value Fund $0.2554

Perkins Select Value Fund $0.0407

Perkins Small Cap Value Fund $0.1406

Perkins Value Plus Income Fund $0.2480

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73C correctly, the correct answer is as follows (in 000's):

A-Class

Janus Global Bond Fund $0.1636

Janus Global Unconstrained Bond Fund $0.1202

Janus Multi-Sector income Fund $0.0060

Janus Real Return Fund $0.0005

C-Class

Janus Global Bond Fund $0.0980

Janus Global Unconstrained Bond Fund $0.0853

Janus Multi-Sector income Fund $0.0051

Janus Real Return Fund $0.0004

D-Class

Janus Global Bond Fund $0.1810

Janus Global Unconstrained Bond Fund $0.1199

Janus Multi-Sector income Fund $0.0063

Janus Real Return Fund $0.0005

I-Class

Janus Global Bond Fund $0.1876

Janus Global Unconstrained Bond Fund $0.1317

Janus Multi-Sector income Fund $0.0064

Janus Real Return Fund $0.0006

N-Class

Janus Global Bond Fund $0.1957

Janus Global Unconstrained Bond Fund $0.1330

Janus Multi-Sector income Fund $0.0065

R-Class

Janus Global Unconstrained Bond Fund $0.0982

S-Class

Janus Global Bond Fund $0.1858

Janus Global Unconstrained Bond Fund $0.1141

Janus Multi-Sector income Fund $0.0061

Janus Real Return Fund $0.0006

T-Class

Janus Global Bond Fund $0.1743

Janus Global Unconstrained Bond Fund $0.1230

Janus Multi-Sector income Fund $0.0062

Janus Real Return Fund $0.0006

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class

INTECH Emerging Markets Managed Volatility Fund: 15

INTECH Global Income Managed Volatility Fund: 2,133

INTECH International Managed Volatility Fund: 606

INTECH U.S. Core Fund: 1,391

INTECH U.S. Managed Volatility Fund: 3,105

Janus Adaptive Global Allocation Fund: 60

Janus Diversified Alternatives Fund: 290

Janus Flexible Bond Fund: 67,788

Janus Global Allocation Fund - Conservative: 987

Janus Global Allocation Fund - Growth: 426

Janus Global Allocation Fund - Moderate: 1,140

Janus Global Bond Fund: 1,480

Janus Global Unconstrained Bond Fund: 8,788

Janus High-Yield Fund: 18,664

Janus Multi-Sector Income Fund: 1,054

Janus Real Return Fund: 546

Janus Short-Term Bond Fund: 46,213

Perkins Large Cap Value Fund: 244

Perkins Mid Cap Value Fund: 8,162

Perkins Select Value Fund: 22

Perkins Small Cap Value Fund: 2,007

Perkins Value Plus Income Fund: 560

C-Class

INTECH Emerging Markets Managed Volatility Fund: 5

INTECH Global Income Managed Volatility Fund: 904

INTECH International Managed Volatility Fund: 202

INTECH U.S. Core Fund: 964

INTECH U.S. Managed Volatility Fund: 1,884

Janus Adaptive Global Allocation Fund: 111

Janus Diversified Alternatives Fund: 180

Janus Flexible Bond Fund: 35,677

Janus Global Allocation Fund - Conservative: 1,765

Janus Global Allocation Fund - Growth: 393

Janus Global Allocation Fund - Moderate: 785

Janus Global Bond Fund: 537

Janus Global Unconstrained Bond Fund: 4,691

Janus High-Yield Fund: 6,101

Janus Multi-Sector Income Fund: 396

Janus Real Return Fund: 307

Janus Short-Term Bond Fund: 17,887

Perkins Large Cap Value Fund: 135

Perkins Mid Cap Value Fund: 5,151

Perkins Select Value Fund: 14

Perkins Small Cap Value Fund: 689

Perkins Value Plus Income Fund: 576

D-Class

INTECH Emerging Markets Managed Volatility Fund: 157

INTECH Global Income Managed Volatility Fund: 4,304

INTECH International Managed Volatility Fund: 290

INTECH U.S. Core Fund: 15,849

INTECH U.S. Managed Volatility Fund: 1,533

Janus Adaptive Global Allocation Fund: 135

Janus Diversified Alternatives Fund: 478

Janus Flexible Bond Fund: 63,227

Janus Global Allocation Fund - Conservative: 15,945

Janus Global Allocation Fund - Growth: 16,040

Janus Global Allocation Fund - Moderate: 18,096

Janus Global Bond Fund: 1,158

Janus Global Unconstrained Bond Fund: 1,460

Janus High-Yield Fund: 40,518

Janus Multi-Sector Income Fund: 1,173

Janus Real Return Fund: 915

Janus Short-Term Bond Fund: 62,974

Perkins Large Cap Value Fund: 2,337

Perkins Mid Cap Value Fund: 47,304

Perkins Select Value Fund: 703

Perkins Small Cap Value Fund: 4,186

Perkins Value Plus Income Fund: 2,411

I-Class

INTECH Emerging Markets Managed Volatility Fund: 70

INTECH Global Income Managed Volatility Fund: 2,300

INTECH International Managed Volatility Fund: 8,484

INTECH U.S. Core Fund: 5,706

INTECH U.S. Managed Volatility Fund: 17,394

Janus Adaptive Global Allocation Fund: 115

Janus Diversified Alternatives Fund: 238

Janus Flexible Bond Fund: 522,516

Janus Global Allocation Fund - Conservative: 298

Janus Global Allocation Fund - Growth: 345

Janus Global Allocation Fund - Moderate: 305

Janus Global Bond Fund: 3,915

Janus Global Unconstrained Bond Fund: 120,440

Janus High-Yield Fund: 38,858

Janus Multi-Sector Income Fund: 3,006

Janus Real Return Fund: 332

Janus Short-Term Bond Fund: 172,320

Perkins Large Cap Value Fund: 2,501

Perkins Mid Cap Value Fund: 61,605

Perkins Select Value Fund: 5,797

Perkins Small Cap Value Fund: 17,900

Perkins Value Plus Income Fund: 289

L-Class

Perkins Mid Cap Value Fund: 577

Perkins Small Cap Value Fund: 9,757

N-Class

INTECH U.S. Core Fund: 858

INTECH U.S. Managed Volatility Fund: 7,637

Janus Adaptive Global Allocation Fund: 5,092

Janus Diversified Alternatives Fund: 4,731

Janus Flexible Bond Fund: 57,787

Janus Global Bond Fund: 21,210

Janus Global Unconstrained Bond Fund: 409

Janus High-Yield Fund: 2,601

Janus Multi-Sector Income Fund: 277

Janus Short-Term Bond Fund: 11,732

Perkins Large Cap Value Fund: 4,647

Perkins Mid Cap Value Fund: 6,704

Perkins Small Cap Value Fund: 8,965

R-Class

Janus Flexible Bond Fund: 4,634

Janus Global Unconstrained Bond Fund: 22

Janus High-Yield Fund: 173

Perkins Mid Cap Value Fund: 4,450

Perkins Small Cap Value Fund: 910

S-Class

INTECH Emerging Markets Managed Volatility Fund: 5

INTECH Global Income Managed Volatility Fund: 25

INTECH International Managed Volatility Fund: 127

INTECH U.S. Core Fund:1,986

INTECH U.S. Managed Volatility Fund: 355

Janus Adaptive Global Allocation Fund: 111

Janus Diversified Alternatives Fund: 140

Janus Flexible Bond Fund: 6,812

Janus Global Allocation Fund - Conservative: 131

Janus Global Allocation Fund - Growth: 186

Janus Global Allocation Fund - Moderate: 212

Janus Global Bond Fund: 27

Janus Global Unconstrained Bond Fund: 56

Janus High-Yield Fund: 215

Janus Multi-Sector Income Fund: 196

Janus Real Return Fund: 91

Janus Short-Term Bond Fund: 901

Perkins Large Cap Value Fund: 16

Perkins Mid Cap Value Fund: 10,377

Perkins Select Value Fund: 4

Perkins Small Cap Value Fund: 2,923

Perkins Value Plus Income Fund: 192

T-Class

INTECH Emerging Markets Managed Volatility Fund: 18

INTECH Global Income Managed Volatility Fund: 3,722

INTECH International Managed Volatility Fund: 1,840

INTECH U.S. Core Fund: 6,692

INTECH U.S. Managed Volatility Fund: 14,692

Janus Adaptive Global Allocation Fund: 114

Janus Diversified Alternatives Fund: 159

Janus Flexible Bond Fund: 148,238

Janus Global Allocation Fund - Conservative: 2,421

Janus Global Allocation Fund - Growth: 1,370

Janus Global Allocation Fund - Moderate: 1,669

Janus Global Bond Fund: 914

Janus Global Unconstrained Bond Fund: 16,929

Janus High-Yield Fund: 146,027

Janus Multi-Sector Income Fund: 687

Janus Real Return Fund: 379

Janus Short-Term Bond Fund: 495,635

Perkins Large Cap Value Fund: 366

Perkins Mid Cap Value Fund: 104,458

Perkins Select Value Fund: 174

Perkins Small Cap Value Fund: 28,937

Perkins Value Plus Income Fund: 150

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class

INTECH Emerging Markets Managed Volatility Fund $9.48

INTECH Global Income Managed Volatility Fund $12.84

INTECH International Managed Volatility Fund $7.96

INTECH U.S. Core Fund $18.11

INTECH U.S. Managed Volatility Fund $9.87

Janus Adaptive Global Allocation Fund $9.49

Janus Diversified Alternatives Fund $9.92

Janus Flexible Bond Fund $10.63

Janus Global Allocation Fund - Conservative $12.10

Janus Global Allocation Fund - Growth $12.71

Janus Global Allocation Fund - Moderate $12.20

Janus Global Bond Fund $9.84

Janus Global Unconstrained Bond Fund $9.70

Janus High-Yield Fund $8.17

Janus Multi-Sector Income Fund $9.72

Janus Real Return Fund $9.52

Janus Short-Term Bond Fund $3.04

Perkins Large Cap Value Fund $15.67

Perkins Mid Cap Value Fund $16.56

Perkins Select Value Fund $12.20

Perkins Small Cap Value Fund $19.64

Perkins Value Plus Income Fund $10.87

C-Class

INTECH Emerging Markets Managed Volatility Fund $9.44

INTECH Global Income Managed Volatility Fund $12.75

INTECH International Managed Volatility Fund $7.81

INTECH U.S. Core Fund $17.79

INTECH U.S. Managed Volatility Fund $9.62

Janus Adaptive Global Allocation Fund $9.44

Janus Diversified Alternatives Fund $9.72

Janus Flexible Bond Fund $10.63

Janus Global Allocation Fund - Conservative $11.88

Janus Global Allocation Fund - Growth $12.49

Janus Global Allocation Fund - Moderate $12.02

Janus Global Bond Fund $9.85

Janus Global Unconstrained Bond Fund $9.69

Janus High-Yield Fund $8.17

Janus Multi-Sector Income Fund $9.72

Janus Real Return Fund $9.48

Janus Short-Term Bond Fund $3.04

Perkins Large Cap Value Fund $15.43

Perkins Mid Cap Value Fund $16.28

Perkins Select Value Fund $12.04

Perkins Small Cap Value Fund $18.82

Perkins Value Plus Income Fund $10.90

D-Class

INTECH Emerging Markets Managed Volatility Fund $9.49

INTECH Global Income Managed Volatility Fund $12.80

INTECH International Managed Volatility Fund $7.87

INTECH U.S. Core Fund $18.14

INTECH U.S. Managed Volatility Fund $9.75

Janus Adaptive Global Allocation Fund $9.49

Janus Diversified Alternatives Fund $9.96

Janus Flexible Bond Fund $10.63

Janus Global Allocation Fund - Conservative $12.18

Janus Global Allocation Fund - Growth $12.80

Janus Global Allocation Fund - Moderate 12.28

Janus Global Bond Fund $9.84

Janus Global Unconstrained Bond Fund $9.70

Janus High-Yield Fund $8.17

Janus Multi-Sector Income Fund $9.72

Janus Real Return Fund $9.53

Janus Short-Term Bond Fund $3.05

Perkins Large Cap Value Fund $15.58

Perkins Mid Cap Value Fund $16.37

Perkins Select Value Fund $12.23

Perkins Small Cap Value Fund $19.50

Perkins Value Plus Income Fund $10.87

I-Class

INTECH Emerging Markets Managed Volatility Fund $9.49

INTECH Global Income Managed Volatility Fund $12.87

INTECH International Managed Volatility Fund $7.89

INTECH U.S. Core Fund $18.16

INTECH U.S. Managed Volatility Fund $9.86

Janus Adaptive Global Allocation Fund $9.51

Janus Diversified Alternatives Fund $10.00

Janus Flexible Bond Fund $10.63

Janus Global Allocation Fund - Conservative $12.18

Janus Global Allocation Fund - Growth $12.80

Janus Global Allocation Fund - Moderate $12.28

Janus Global Bond Fund $9.84

Janus Global Unconstrained Bond Fund $9.70

Janus High-Yield Fund $8.17

Janus Multi-Sector Income Fund $9.72

Janus Real Return Fund $9.47

Janus Short-Term Bond Fund $3.04

Perkins Large Cap Value Fund $15.64

Perkins Mid Cap Value Fund $16.39

Perkins Select Value Fund $12.24

Perkins Small Cap Value Fund $19.60

Perkins Value Plus Income Fund $10.88

L-Class

Perkins Mid Cap Value Fund $16.69

Perkins Small Cap Value Fund $20.04

N-Class

INTECH U.S. Core Fund $18.14

INTECH U.S. Managed Volatility Fund $9.83

Janus Adaptive Global Allocation Fund $9.51

Janus Diversified Alternatives Fund $10.01

Janus Flexible Bond Fund $10.62

Janus Global Bond Fund $9.83

Janus Global Unconstrained Bond Fund $9.70

Janus High-Yield Fund $8.17

Janus Multi-Sector Income Fund $9.72

Janus Short-Term Bond Fund $3.04

Perkins Large Cap Value Fund $15.63

Perkins Mid Cap Value Fund $16.35

Perkins Small Cap Value Fund $19.55

R-Class

Janus Flexible Bond Fund $10.63

Janus Global Unconstrained Bond Fund 9.70

Janus High-Yield Fund $8.17

Perkins Mid Cap Value Fund $16.38

Perkins Small Cap Value Fund $19.23

S-Class

INTECH Emerging Markets Managed Volatility Fund $9.48

INTECH Global Income Managed Volatility Fund $12.81

INTECH International Managed Volatility Fund $7.98

INTECH U.S. Core Fund $18.01

INTECH U.S. Managed Volatility Fund $9.83

Janus Adaptive Global Allocation Fund $9.48

Janus Diversified Alternatives Fund $9.89

Janus Flexible Bond Fund $10.63

Janus Global Allocation Fund - Conservative $12.07

Janus Global Allocation Fund - Growth $12.64

Janus Global Allocation Fund - Moderate $12.12

Janus Global Bond Fund $9.85

Janus Global Unconstrained Bond Fund $9.70

Janus High-Yield Fund $8.19

Janus Multi-Sector Income Fund $9.72

Janus Real Return Fund $9.54

Janus Short-Term Bond Fund $3.04

Perkins Large Cap Value Fund $15.78

Perkins Mid Cap Value Fund $16.54

Perkins Select Value Fund $12.21

Perkins Small Cap Value Fund $19.41

Perkins Value Plus Income Fund $10.88

T-Class

INTECH Emerging Markets Managed Volatility Fund $9.49

INTECH Global Income Managed Volatility Fund $12.82

INTECH International Managed Volatility Fund $7.87

INTECH U.S. Core Fund $18.13

INTECH U.S. Managed Volatility Fund $9.75

Janus Adaptive Global Allocation Fund $9.50

Janus Diversified Alternatives Fund $9.95

Janus Flexible Bond Fund $10.62

Janus Global Allocation Fund - Conservative $12.15

Janus Global Allocation Fund - Growth $12.78

Janus Global Allocation Fund - Moderate $12.25

Janus Global Bond Fund $9.84

Janus Global Unconstrained Bond Fund $9.69

Janus High-Yield Fund $8.17

Janus Multi-Sector Income Fund $9.71

Janus Real Return Fund $9.50

Janus Short-Term Bond Fund $3.05

Perkins Large Cap Value Fund $15.56

Perkins Mid Cap Value Fund $16.44

Perkins Select Value Fund $12.24

Perkins Small Cap Value Fund $19.53

Perkins Value Plus Income Fund $10.88